INVESTMENT STRATEGY QUARTERLY
Fidelity Private Credit Fund
Q4 2025

- **Key Portfolio Metrics & Investment Approach**
- Philosophy & Process
- Performance & New Investments
- Direct Lending Environment & Outlook
- Performance Summary
- Important Information

Portfolio Performance & Characteristics

Focused on generating current income and an attractive risk-adjusted return

Distribution Rate[1]	Annualized Return Inception to Date[2]	First Lien Senior Secured	Floating Rate Investments
9.13%	10.54%	99.1%	99.9%

Investment Approach

- Fidelity Private Credit Fund seeks to generate attractive current income by originating *senior secured* loans to privately-owned companies.
- We focus on direct lending to private-equity owned, middle market companies with a strong cash flow profile and attractive growth prospects.
- Senior secured loans are positioned in the most protected level of the capital structure, potentially mitigating risk of loss.
- These loans have floating interest rates, also potentially reducing price volatility.

Illustrative Capital Structure for a Borrower


First
Priority of Payments
Last
Fidelity Direct Lending Focus
Senior Secured Debt
nsecured & Junior Capit
Common Equity
Higher
Protection Against Loss
Lower

Portfolio Credit Metrics

Loan to Value[3]	Senior Leverage	Interest Coverage[3]	Weighted Avg. Spread[4]
37%	4.1X	2.4X	5.4%

Information provided herein is for discussion and illustrative purposes only and is not a recommendation or an offer or solicitation to buy or sell any security or for any investment advisory service. This sales and advertising literature is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the prospectus. **This literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering.** No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the Securities and Exchange Commission, the Attorney-General of the State of New York nor any other state securities regulator has approved or disapproved of our securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

All portfolio data shown as of December 31, 2025. [1]Annualized distribution rate as of December 31, 2025. Rate is calculated by annualizing the current declared distribution and dividing by the last reported monthly net asset value. We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital, or offering proceeds, and we have no limits on the amounts we may pay from such sources. See the Fund's prospectus. Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled. The Fund will post notices regarding distributions subject to Section 19(a) of the investment Company Act of 1940, if applicable. [2]Fund Inception 3/13/2023. While our strategic focus is within the range indicated above, the fund may selectively make investments in companies outside this range. Past performance is no guarantee of future results. An investment may be risky and may not be suitable for an investor's goals, objectives and risk tolerance. Investors should be aware that an investment's value may be volatile and any investment involves the risk that you may lose money.[3]Loan to Value and Senior Leverage reflect the average at closing for directly originated loans. Interest Coverage is the pro-forma trailing 12-month ratio.[4]Represents the Weighted Average Spread as of 12/31/2025.

Not FDIC Insured ● May Lose Value ● No Bank Guarantee

INVESTMENT STRATEGY QUARTERLY
Fidelity Private Credit Fund
Q4 2025

Key Portfolio Metrics & Investment Approach
Philosophy & Process
Performance & New Investments
Direct Lending Environment & Outlook
Performance Summary
Important Information

Philosophy and Process

- The broader Private Credit Fund team is led by a senior leadership team **that averages 25 years** of middle market credit experience.
- We strategically focus on **lending to companies in the traditional middle market*** while investing opportunistically in the upper-middle market.
- We prioritize **sourcing investments through trusted private equity sponsors,** that stand as reliable counterparties, offering experience in managing businesses and conducting high-quality due-diligence on potential investments.
- We construct the portfolio with investments that undergo a rigorous underwriting process utilizing a **bottom-up, fundamental investment approach**.
- We believe that proper loan documentation is important, and we seek to **negotiate effective structural features (covenants) to help protect capital** in the event a borrower experiences challenges.

Strategic Focus Across the Middle Market

Fidelity Direct Lending

Strategic Focus ←		→ Opportunistic Focus
High	**Management Access**	Limited
Material Financial Covenants	**Documentation**	Covenant-Lite
Lower	**Leverage**	Higher
Higher Spreads	**Pricing**	Lower Spreads
Fragmented Market	**Competitive Dynamics**	Concentrated Market
Traditional Middle Market		**Upper Middle Market**

Independent Fundamental Due Diligence

Underwrite the Owner
- Work with trusted sponsors who value our relationship; Maintain selectivity and assess track record

Underwrite the Company
- Thorough understanding of operations and ability to generate consistent, stable cash flow ensuring business can stand on its own

Underwrite the Industry
- Deep evaluation of market dynamics impacting industry, including in-depth communication with Fidelity's industry analysts

Validate the Investment Thesis
- Evaluate the sponsor's business plan for growth, analyze deal structure and legal docs and company's ability to service debt

*Traditional middle market companies are those with earnings generally less than $75M. Earnings is generally defined as Earnings before interest, taxes and depreciation (EBITDA). **Past performance is no guarantee of future results.** The statements and opinions are subject to change at any time, based on markets and other conditions.

INVESTMENT STRATEGY QUARTERLY
Fidelity Private Credit Fund
Q4 2025

Key Portfolio Metrics & Investment Approach
Philosophy & Process
Performance & New Investments
Direct Lending Environment & Outlook
Performance Summary
Important Information

Performance as of 12/31/2025


Fidelity Private Credit Fund (Class I)
0.86%
1.61%
7.39%
7.39%
10.54%
1 Month
3 Month
YTD
1 Year
Since Inception*

Selected New Investments

Project Sardinia
Software & Services

Project Sardinia is a managed service provider providing IT services and cybersecurity to clients within high-cost-of-failure end-markets. The company provides a comprehensive IT services solution to its client base of small-to-mid-sized businesses, often maintaining 100% wallet share for clients and serving as a trusted outsourced IT provider to meet complex software integration, cybersecurity, and hardware integration needs. Project Sardinia's deeply embedded services allow the company to achieve high revenue and client retention with an attractive cash flow and margin profile.

Project Knight
Insurance

Project Knight is an insurance broker offering commercial property and casualty, employee benefits insurance, personal property & casualty insurance, and surety bonds to middle-market businesses. The company acts as an intermediary between large insurance carriers and clients seeking coverage to assess customers' areas of risk, determine the amount and type of insurance coverage needed, and select an appropriate insurance provider. The non-discretionary nature of its services creates highly durable customer relationships and re-occurring revenues.

Project Woven
Life Sciences

Project Woven is a life sciences marketing and commercialization platform focused on medical communications and publications, Agency of Record and promotional marketing agency services, learning and development training solutions, strategic consulting, and technology / digital media offerings. Project Woven's bench of scientific and medical experts allows the company to partner with key decision makers across its client base to provide comprehensive solutions across the full lifecycle of drug commercialization.

*Fund Inception 3/13/2023. • **Current performance may be higher or lower than that quoted. Visit fidcredit.com for most recent month-end performance. Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold.**• Total Net Return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested) divided by the beginning NAV per share. Returns greater than one year are annualized. All returns are derived from unaudited financial information and are net of all Fidelity Private Credit Fund (the Fund) expenses, including general and administrative expenses, transaction related expenses, management fees, incentive fees, and share class specific fees, but exclude the impact of early repurchase deductions on the repurchase of shares that have been outstanding for less than one year. The Adviser reimbursed a portion of the fund's expenses. Absent such reimbursement, returns would have been lower. Class I does not have upfront placement fees. See the Fund's prospectus for additional fee and expense details. The returns have been prepared using unaudited data and valuations of the underlying investments in the Fund which are estimates of fair value and form the basis for the Fund's NAV. Valuations based on unaudited reports from the underlying investments may be subject to later adjustments, may not correspond to realized value and may not accurately reflect the price at which assets could be liquidated.

Key Portfolio Metrics & Investment Approach Philosophy & Process Performance & New Investments Direct Lending Environment & Outlook Performance Summary Important Information Direct Lending Environment & Market Outlook Market sentiment improved through the fourth quarter as resilient U.S. economic data continued to outpace the tone of prevailing headlines. While direct lending and private credit drew heightened scrutiny around dispersion and isolated credit events, aggregate fundamentals remain solid: defaults and losses are still modest, demand for capital is healthy, and the current base-rate regime supports attractive yields. With growth holding up and 2026 shaping up as a potentially robust year for middle-market activity, the backdrop for direct lending appears far more constructive than the narrative suggests. The Federal Reserve delivered another rate cut in December, lowering the policy rate by 25 basis points to a 3.5% – 3.75% target range. Inflation remains above the Fed’s long-term objective, but moderating price pressures and a gradual cooling in labor markets have given policymakers room to begin a measured easing process. Although forecasting interest rates with precision is notoriously difficult, the current path implied by futures markets points toward a modest easing cycle and a policy rate settling near the low-3% range by mid-2026 to early 2027, which is still well above the levels that prevailed for most of the prior credit cycle. We believe this backdrop remains supportive for credit broadly, and for direct lenders specifically, as we enter the new year. The credit events that dominated headlines in Q3 and early Q4 have not developed into broader distress, although dispersion has increased and is likely to continue as the “2021 vintage” turns five this year. While some commentators have pointed to these situations as signs of systemic weakness, we view them as driven by underwriting choices, sector exposures, and vintage effects rather than a breakdown in private credit. Defaults and losses remain low in aggregate, and even if they rise modestly, direct loan return profiles should more than compensate for associated risks when lenders maintain underwriting discipline and a heightened level of selectivity. Looking ahead, a combination of sustained U.S. economic strength, modestly lower policy rates, and improving sponsor sentiment appears supportive of continued demand for private credit. Structural growth drivers, including AI and electrification, alongside recent U.S. industrial policy, are fueling multi-year investment cycles that disproportionately benefit the middle market. These forces may translate into higher transaction volumes, more refinancing activity, and an uptick in sponsor-backed M&A — possibly the market many expected in 2025. While risks remain, the base case among most economists, including Fidelity’s, is for continued overall market growth rather than recession in 2026. In this environment, discipline matters. There is an old lending adage that the worst loans are often made in the best of times, which is why we never relax our underwriting standards. Credit cycles are inevitable, even if their timing is uncertain, and selectivity becomes more important as markets tighten. Our approach emphasizes fundamental diligence, conservative structuring, and covenant protections that help manage downside risk and adjust returns when needed. Our goal is to build a portfolio of durable companies, lead the majority of our credit facilities and generate compelling current income with downside protection. We believe this is the only approach for delivering attractive risk-adjusted returns over the long term. Senior Investment Leadership Team Therese Icuss Managing Director Co-Lead Portfolio Manager David Gaito Head of Direct Lending Co-Lead Portfolio Manager Past performance is no guarantee of future results. The statements and opinions are subject to change at any time, based on markets and other conditions. Jeffrey Scott Managing Director Co-Lead Portfolio Manager INVESTMENT STRATEGY QUARTERLY Fidelity Private Credit Fund Q4 2025

INVESTMENT STRATEGY QUARTERLY
Fidelity Private Credit Fund
Q4 2025

Key Portfolio Metrics & Investment Approach

Philosophy & Process

Performance & New Investments

Direct Lending Environment & Outlook

Performance Summary

Important Information

Performance Summary as of 12/31/2025

TOTAL NET RETURN (%)

Share Class		1-Month	3-month	YTD	1-Yr	3-Yr	5-Yr	Since Inception[1]
Class I		0.86%	1.61%	7.39%	7.39%	-	-	10.54%
Class S	No Upfront Placement Fee	0.79%	1.39%	6.40%	6.40%	-	-	8.84%
	With Upfront Placement Fee[2]	--2.74%	-2.15%	2.67%	2.67%	-	-	7.06%
Class D	No Upfront Placement Fee	0.84%	1.55%	7.12%	7.12%	-	-	9.53%
	With Upfront Placement Fee[2]	-0.67%	0.02%	5.51%	5.51%	-	-	8.77%

MONTHLY TOTAL NET RETURN (%)

		JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC
Class I	**2025**	1.11%	0.52%	0.08%	-0.20%	1.49%	0.77%	0.62%	0.85%	0.31%	0.62%	0.12%	0.86%
	2024	0.86%	1.24%	0.30%	1.07%	1.05%	0.69%	0.66%	0.53%	0.95%	1.19%	1.19%	0.74%
	2023	-	-	1.26%	0.63%	0.66%	1.14%	0.83%	1.11%	1.32%	0.92%	0.93%	1.81%
Class S (No Upfront Placement Fee)	**2025**	1.03%	0.45%	-0.07%	-0.27%	1.42%	0.70%	0.55%	0.78%	0.24%	0.55%	0.05%	0.79%
	2024	0.79%	1.17%	0.22%	1.00%	0.98%	0.62%	0.58%	0.46%	0.88%	1.12%	1.12%	0.67%
	2023	-	-	-	-	-	-	-	-	-	-	0.85%	1.74%
Class D (No Upfront Placement Fee)	**2025**	1.08%	0.50%	0.06%	-0.22%	1.47%	0.75%	0.60%	0.83%	0.29%	0.60%	0.10%	0.84%
	2024	0.84%	1.22%	0.27%	1.05%	1.03%	0.67%	0.64%	0.51%	0.93%	1.17%	1.17%	0.72%
	2023	-	-	-	-	-	-	-	-	-	-	0.90%	1.79%

Past performance is no guarantee of future results. The statements and opinions are subject to change at any time, based on markets and other conditions.

All portfolio data shown as of 12/31/2025. [1]Fund Inception 3/13/2023. Past performance is no guarantee of future results. An investment may be risky and may not be suitable for an investor's goals, objectives and risk tolerance. Investors should be aware that an investment's value may be volatile and any investment involves the risk that you may lose money. Interest coverage is the pro-forma trailing 12-month ratio. [2]Assumes the maximum amount of upfront placement fees that selling agents may charge (1.5% Class D and 3.5% for Class S).

Key Portfolio Metrics & Investment Approach Philosophy & Process Performance & New Investments Direct Lending Environment & Outlook Performance Summary Important Information Important Information Unless otherwise expressly disclosed to you in writing, the information provided in this material is for educational purposes only. Any viewpoints expressed by Fidelity are not intended to be used as a primary basis for your investment decisions and are based on facts and circumstances at the point in time they are made and are not particular to you. Accordingly, nothing in this material constitutes impartial investment advice or advice in a fiduciary capacity, as defined or under the Employee Retirement Income Security Act of 1974 or the Internal Revenue Code of 1986, both as amended. Fidelity and its representatives may have a conflict of interest in the products or services mentioned in this material because they have a financial interest in the products or services and may receive compensation, directly or indirectly, in connection with the management, distribution, and/or servicing of these products or services, including Fidelity funds, certain third-party funds and products, and certain investment services. Before making any investment decisions, you should take into account all of the particular facts and circumstances of your or your client’s individual situation and reach out to an investment professional, if applicable. This material does not take into account a client’s particular investment objectives, financial situations, or needs and is not intended as a recommendation, offer, or solicitation for the purchase or sale of any product, security, or investment strategy. Nothing discussed or suggested in these materials should be construed as permission to supersede or circumvent any of your specific firm’s policies, procedures, rules, and guidelines. Views expressed are through the end of the period stated and do not necessarily represent the views of Fidelity, its affiliates, or any non-Fidelity entity distributing this material. Views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund. The securities mentioned are not necessarily holdings invested in by the portfolio manager(s) or FMR LLC. References to specific company securities should not be construed as recommendations or investment advice. In general the bond market is volatile, and fixed income securities carry interest rate risk. (As interest rates rise, bond prices usually fall, and vice versa. This effect is usually more pronounced for longer-term securities.) Fixed income securities also carry inflation, credit, and default risks for both issuers and counterparties. Foreign securities are subject to interest rate, currency exchange rate, economic, and political risks, all of which are magnified in emerging markets. Lower-quality bonds can be more volatile and have greater risk of default than higher-quality bonds. The fund can invest in securities that may have a leveraging effect (such as derivatives and forward-settling securities) that may increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Diversification does not ensure a profit or guarantee against a loss. Not NCUA or NCUSIF insured. May lose value. No credit union guarantee. © Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its affiliates; (2) may not be copied or distributed; (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar is a registered trademark of Morningstar, Inc., and is not affiliated with Fidelity Investments. Fidelity does not review the Morningstar data. For mutual fund performance information, you should check the fund’s current prospectus for the most up-to-date information concerning applicable loads, fees, and expenses. Fidelity Investments is an independent entity and is not affiliated with any non-Fidelity entities distributing this material. Third-party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliated company. This material must be preceded or accompanied by a current Fund prospectus. Please read it carefully before investing. INVESTMENT STRATEGY QUARTERLY Fidelity Private Credit Fund Q4 2025

Risk Factors Investors should review the offering documents, including the description of risk factors contained in the Fund's Prospectus (the "Prospectus"), prior to making a decision to invest in the securities described herein. The Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, conflicts of interest and regulatory and tax matters. Any decision to invest in the securities described herein should be made after reviewing such Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the Fund. There is no assurance that we will achieve our investment objective. An investment in our Common Shares may not be appropriate for all investors and is not designed to be a complete investment program. This is a “blind pool” offering and thus you will not have the opportunity to evaluate our investments before we make them. You should not expect to be able to sell your shares regardless of how we perform. You should consider that you may not have access to the money you invest for an extended period of time. We do not intend to list our shares on any securities exchange, and we do not expect a secondary market in our shares to develop. Because you may be unable to sell your shares, you will be unable to reduce your exposure in any market downturn. We intend to implement a share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions. An investment in our Common Shares is not suitable for you if you need access to the money you invest. We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, or return of capital, and we have no limits on the amounts we may pay from such sources. Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled. We use leverage, which will magnify the potential for loss on amounts invested in us. We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors. We intend to invest primarily in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. Fidelity Private Credit Fund is managed by Fidelity Diversified Solutions LLC, a registered investment adviser, and is offered by Fidelity Distributors Company LLC (FDC LLC), a registered broker-dealer. FIDELITY BROKERAGE SERVICES LLC, 900 SALEM STREET, SMITHFIELD, RI 02917 FIDELITY DISTRIBUTORS COMPANY LLC, 900 SALEM STREET, SMITHFIELD, RI 02917 1.9912558.109 1140231.10.1 INVESTMENT STRATEGY QUARTERLY Fidelity Private Credit Fund Q4 2025